EXHIBIT 23.3


                              CONSENT OF APPRAISER

We consent to the reference to our appraisal and to the reference to our firm in the Registration Statement on Form SB-2 under the Securities and Exchange Act of 1934 of SportsTrac Systems, Inc.

                                       The Mentor Group


                                       By:    /s/ Franz Fleischly
                                          -------------------------------------
                                       Title: Managing Director

Geneva, Illinois